UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(IRS Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(312) 292-5000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 2, 2018, Joseph T. Ryerson & Son, Inc. (“JTR”), a Delaware corporation and wholly-owned subsidiary of Ryerson Holding Corporation (“Ryerson”), completed its previously announced acquisition of Central Steel & Wire Company, a Delaware corporation (“Central Steel & Wire”), pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 4, 2018, by and among JTR, Hunter MergerCo, Inc., a Delaware corporation and wholly-owned subsidiary of JTR (“Merger Sub”), Central Steel & Wire, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of Central Steel & Wire’s stockholders thereunder. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Central Steel & Wire (the “Merger”), with Central Steel & Wire surviving the Merger and continuing as a wholly-owned subsidiary of JTR.

On July 2, 2018, Ryerson filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Merger. This Amendment No. 1 to Current Report on Form 8-K amends Item 9.01 of the Original Report to present certain historical audited financial statements and certain unaudited pro forma financial information in connection with the Merger that are required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Central Steel & Wire as of December 31, 2017 and 2016 and the related consolidated statements of operations and earnings reinvested in business, cash flows, and comprehensive income (loss) for the three years ended December 31, 2017, the related notes thereto, and the Independent Auditor’s Report, dated February 26, 2018, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of Central Steel & Wire as of March 31, 2018 and the unaudited consolidated statements of operations and earnings reinvested in business, cash flows, and comprehensive loss for the three months ended March 31, 2018 and 2017, and the notes thereto are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference.

(b)	Pro forma Financial Information.

The following unaudited pro forma combined financial information is filed herewith as Exhibit 99.3 and incorporated into this Item 9.01(b) by reference:

(i)	Unaudited pro forma combined balance sheet as of March 31, 2018;

(ii)	Unaudited pro forma combined statement of operations for the year ended December 31, 2017;

(iii)	Unaudited pro forma combined statement of operations for the three months ended March 31, 2018; and

(iv)	Notes to unaudited pro forma combined financial statements.

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

23.1	Consent of KPMG LLP.

99.1	Audited consolidated balance sheets of Central Steel and Wire Company as of December 31, 2017 and 2016 and the audited consolidated statements of operations and earnings reinvested in business, cash flows, and comprehensive income (loss) for the three years ended December 31, 2017, the related notes thereto, and the Independent Auditor’s Report, dated February 26, 2018.

99.2	Unaudited consolidated balance sheet of Central Steel and Wire Company as of March 31, 2018 and the unaudited consolidated statements of operations and earnings reinvested in business, cash flows, and comprehensive loss for the three months ended March 31, 2018 and 2017, and the notes thereto.

99.3	Unaudited pro forma combined balance sheet as of March 31, 2018; unaudited pro forma combined statement of operations for the year ended December 31, 2017; and unaudited pro forma combined statement of operations for the three months ended March 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich S. Schnaufer
Name: Erich S. Schnaufer
Title: Chief Financial Officer